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                                                                   EXHIBIT 10.14




                   AMENDMENT TO SUBORDINATED CREDIT AGREEMENT


         AMENDMENT TO SUBORDINATED CREDIT AGREEMENT, dated as of November 6, 2000 (as amended from time to time, the "Agreement"; capitalized terms used and not otherwise defined herein having the definitions provided therefor in the Agreement), by and between TWON SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower") and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("Lender").

         WHEREAS, the parties hereto wish to amend the Agreement in accordance with the terms thereof as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         Amendment to Section 2.3-"Procedures for Borrowing" Section 2.3 of the Agreement is hereby amended in its entirety and replaced by the following:

         As a condition to each Advance, Borrower shall deliver to Lender, prior to 11:00 a.m. (New York time) on any Business Day which is not less than (5) days prior to the date of such requested Advance (which date shall be a Business
Day), or such shorter period of time as may be acceptable to the Lender, an irrevocable written notice substantially in the form of Exhibit B hereto (each, a "Borrowing Notice") duly executed by an Authorized Officer of Borrower. Each Borrowing Notice shall be effective upon receipt by the Lender and shall (a) specify the amount of the requested Advance and the date that such Advance is to be made and (b) certify that each of the conditions set forth in Section 4.2 hereof has been satisfied as of the date of such Borrowing Notice. Notwithstanding the foregoing, should any amount required to be paid hereunder or under any other Loan Document be unpaid, such amount may be paid by the Lender and the payment thereof shall be deemed a request for an Advance as of the date such payment is due.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of November 1, 2001.

                                        TOWN SPORTS INTERNATIONAL, INC.


                                        By: /s/ R.G. Pyle
                                            ---------------------------
                                        Name:   R.G. Pyle
                                        Title:  Chief Financial Officer


                                        CAPITALSOURCE HOLDINGS LLC

                                        By: /s/ Steven Museles
                                            ---------------------------
                                        Name:   Steven A. Museles
                                        Title:  Senior Vice President